                                                                    EXHIBIT 99.1

FFML 05-FF5                                   [BANC OF AMERICA SECURITIES LOGO]

ASSUMPTIONS

Loss Severity                50%
Recovery Delay               6 months
Trigger                      Fail
Libor                        Forward Curve
Run to                       Maturity
Defaults are in addition to prepayments

CLASS M5

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                                          + 0 bp                                               + 200 bp
                ------------------------------------------------------------------------------------------------------------
                   50% PPC      100% PPC     150% PPC      40% CPR         50% PPC      100% PPC      150% PPC     40% CPR
----------------------------------------------------------------------------------------------------------------------------

CDR Break (%)       8.41%         8.64%       9.19%         10.33%          6.53%        6.30%         6.75%        8.12%
Cum Loss (%)        17.92%       11.74%       9.25%         8.85%          14.91%        8.95%         6.99%        7.16%
----------------------------------------------------------------------------------------------------------------------------

CLASS M9
----------------------------------------------------------------------------------------------------------------------------
                                          + 0 bp                                               + 200 bp
                ------------------------------------------------------------------------------------------------------------
                   50% PPC      100% PPC     150% PPC      40% CPR         50% PPC      100% PPC      150% PPC     40% CPR
----------------------------------------------------------------------------------------------------------------------------
CDR Break (%)       6.62%         5.49%       5.06%         5.38%           5.13%        3.80%         2.85%        3.49%
Cum Loss (%)        15.02%        7.92%       5.34%         4.93%          12.34%        5.67%         3.09%        3.28%
----------------------------------------------------------------------------------------------------------------------------

AFC ASSUMPTIONS (CLASS M5)                                                 EXCESS SPREAD ASSUMPTIONS
FRM Prepay speed             50% FRM PPC                                   Prepay speed           100% PPC
ARM Prepay speed             150% ARM PPC                                  Default Rate           5% CDR
Libor                        Forward                                       Loss Severity          50%
Run To Call                                                                Recovery Delay         0 months
Includes Yield Maintenance payments but excludes                           Trigger                Fail
excess spread for Basis Risk Shortfalls                                    Libor                  Fwd
                                                                           Defaults are in addition to prepayments

-------------------------------    -------------------------------------------------   --------------------------------------------
          DATE            AFC                DATE             +0 BP       + 200 BP               DATE          +0 BP     + 200 BP
-------------------------------    -------------------------------------------------   --------------------------------------------
   1      5/25/2005      6.96%        1       5/25/2005       3.38%        3.38%          61     5/25/2010     3.72%       3.73%
   2      6/25/2005      6.07%        2       6/25/2005       2.66%        0.68%          62     6/25/2010     3.49%       3.47%
   3      7/25/2005      6.27%        3       7/25/2005       2.64%        0.71%          63     7/25/2010     3.65%       3.70%
   4      8/25/2005      6.07%        4       8/25/2005       2.38%        0.39%          64     8/25/2010     3.41%       3.45%
   5      9/25/2005      6.07%        5       9/25/2005       2.20%        0.22%          65     9/25/2010     3.37%       3.43%
   6     10/25/2005      6.28%        6      10/25/2005       2.09%        0.19%          66    10/25/2010     3.62%       3.73%
   7     11/25/2005      6.07%        7      11/25/2005       1.89%        0.09%          67    11/25/2010     3.38%       3.48%
   8     12/25/2005      6.28%        8      12/25/2005       1.91%        0.12%          68    12/25/2010     3.54%       3.71%
   9      1/25/2006      6.07%        9       1/25/2006       1.61%        0.00%          69     1/25/2011     3.30%       3.46%
  10      2/25/2006      6.07%       10       2/25/2006       1.62%        0.00%          70     2/25/2011     2.72%       3.11%
  11      3/25/2006      6.73%       11       3/25/2006       1.89%        0.17%          71     3/25/2011     3.15%       3.87%
  12      4/25/2006      6.09%       12       4/25/2006       1.44%        0.00%          72     4/25/2011     2.65%       3.14%
  13      5/25/2006      6.29%       13       5/25/2006       1.80%        0.09%          73     5/25/2011     2.76%       3.39%
  14      6/25/2006      6.09%       14       6/25/2006       1.60%        0.00%          74     6/25/2011     2.57%       3.13%
  15      7/25/2006      6.29%       15       7/25/2006       1.68%        0.05%          75     7/25/2011     2.68%       3.38%
  16      8/25/2006      6.09%       16       8/25/2006       1.48%        0.00%          76     8/25/2011     2.49%       3.12%
  17      9/25/2006      6.09%       17       9/25/2006       1.43%        0.00%          77     9/25/2011     2.45%       3.11%
  18     10/25/2006      6.31%       18      10/25/2006       1.53%        0.00%          78    10/25/2011     2.54%       3.41%
  19     11/25/2006      6.10%       19      11/25/2006       1.33%        0.00%          79    11/25/2011     2.37%       3.15%
  20     12/25/2006      6.31%       20      12/25/2006       1.43%        0.00%          80    12/25/2011     2.45%       3.40%
  21      1/25/2007      6.11%       21       1/25/2007       1.22%        0.00%          81     1/25/2012     2.28%       3.14%
  22      2/25/2007      6.11%       22       2/25/2007       1.17%        0.00%          82     2/25/2012     2.24%       3.14%
  23      3/25/2007      6.76%       23       3/25/2007       1.60%        0.07%          83     3/25/2012     2.44%       3.65%
  24      4/25/2007      7.92%       24       4/25/2007       2.99%        1.06%          84     4/25/2012     2.16%       3.14%
  25      5/25/2007      8.17%       25       5/25/2007       3.31%        1.45%          85     5/25/2012     2.23%       3.40%
  26      6/25/2007      7.90%       26       6/25/2007       3.11%        1.19%          86     6/25/2012     2.07%       3.16%
  27      7/25/2007      8.14%       27       7/25/2007       3.23%        1.38%          87     7/25/2012     2.14%       3.42%
  28      8/25/2007      7.87%       28       8/25/2007       3.03%        1.12%          88     8/25/2012     1.99%       3.18%
  29      9/25/2007      7.86%       29       9/25/2007       2.99%        1.08%          89     9/25/2012     1.96%       3.19%
  30     10/25/2007      8.55%       30      10/25/2007       3.61%        1.95%          90    10/25/2012     2.01%       3.46%
  31     11/25/2007      8.25%       31      11/25/2007       3.40%        1.67%          91    11/25/2012     1.88%       3.22%
  32     12/25/2007      8.51%       32      12/25/2007       3.53%        1.87%          92    12/25/2012     1.94%       3.48%
  33      1/25/2008      8.22%       33       1/25/2008       3.32%        1.60%          93     1/25/2013     1.85%       3.25%
  34      2/25/2008      8.20%       34       2/25/2008       3.28%        1.57%          94     2/25/2013     1.84%       3.27%
  35      3/25/2008      8.74%       35       3/25/2008       3.59%        2.01%          95     3/25/2013     2.04%       4.03%
  36      4/25/2008      8.59%       36       4/25/2008       3.73%        2.66%          96     4/25/2013     1.81%       3.31%
  37      5/25/2008      8.85%       37       5/25/2008       4.01%        3.00%          97     5/25/2013     1.85%       3.58%
  38      6/25/2008      8.53%       38       6/25/2008       3.80%        2.73%          98     6/25/2013     1.79%       3.37%
  39      7/25/2008      8.79%       39       7/25/2008       3.94%        2.94%          99     7/25/2013     1.81%       3.65%
  40      8/25/2008      8.47%       40       8/25/2008       3.73%        2.67%         100     8/25/2013     1.76%       3.44%
  41      9/25/2008      8.45%       41       9/25/2008       3.70%        2.64%         101     9/25/2013     1.75%       3.48%
  42     10/25/2008      8.85%       42      10/25/2008       4.04%        3.56%         102    10/25/2013     1.74%       3.75%
  43     11/25/2008      8.53%       43      11/25/2008       3.83%        3.29%         103    11/25/2013     1.75%       3.56%
  44     12/25/2008      8.78%       44      12/25/2008       3.97%        3.51%         104    12/25/2013     1.81%       3.84%
  45      1/25/2009      8.47%       45       1/25/2009       3.75%        3.24%         105     1/25/2014     1.87%       3.65%
  46      2/25/2009      8.43%       46       2/25/2009       3.71%        3.21%         106     2/25/2014     1.93%       3.70%
  47      3/25/2009      9.30%       47       3/25/2009       4.23%        3.91%         107     3/25/2014     2.01%       4.42%
  48      4/25/2009      8.40%       48       4/25/2009       3.68%        3.33%         108     4/25/2014     2.07%       3.79%
  49      5/25/2009      8.64%       49       5/25/2009       3.89%        3.61%         109     5/25/2014     2.15%       4.06%
  50      6/25/2009      8.32%       50       6/25/2009       3.67%        3.35%         110     6/25/2014     2.22%       3.90%
  51      7/25/2009      8.56%       51       7/25/2009       3.82%        3.57%         111     7/25/2014     2.31%       4.18%
  52      8/25/2009      8.25%       52       8/25/2009       3.59%        3.30%         112     8/25/2014     2.39%       4.03%
  53      9/25/2009      8.21%       53       9/25/2009       3.55%        3.28%         113     9/25/2014     2.48%       4.10%
  54     10/25/2009      8.48%       54      10/25/2009       3.76%        3.68%         114    10/25/2014     2.57%       4.39%
  55     11/25/2009      8.16%       55      11/25/2009       3.53%        3.41%         115    11/25/2014     2.67%       4.25%
  56     12/25/2009      8.39%       56      12/25/2009       3.69%        3.63%         116    12/25/2014     2.77%       4.54%
  57      1/25/2010      8.07%       57       1/25/2010       3.47%        3.37%         117     1/25/2015     2.87%       4.42%
  58      2/25/2010      8.03%       58       2/25/2010       3.43%        3.35%         118     2/25/2015     2.98%       4.50%
  59      3/25/2010      8.83%       59       3/25/2010       3.98%        4.07%         119     3/25/2015     3.10%       5.18%
  60      4/25/2010      8.03%       60       4/25/2010       3.55%        3.48%         120     4/25/2015     3.22%       4.69%
-------------------------------    -------------------------------------------------   --------------------------------------------

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